UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) February 22, 2006


                          MIDNIGHT HOLDINGS GROUP, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Delaware                      33-22142              55-0681106
--------------------------------------------------------------------------------
(State or other jurisdiction of         (Commission            (IRS Employer
         incorporation)                 File Number)         Identification No.)


           3872 Rochester Road, Troy, Michigan                        48083
--------------------------------------------------------------------------------
        (Address of principal executive offices)                   (Zip Code)

        Registrant's telephone number, including area code (586) 783-1365


                          Redox Technology Corporation
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03       AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN
                FISCAL YEAR

         Effective on February 22, 2006, the Registrant filed the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware in order to (i) change the name of the Registrant from Redox Technology Corporation to Midnight Holdings Group, Inc. and (ii) increase the number of authorized shares of common stock of the Registrant from 350,000,000 shares to 1,000,000,000 shares.

         A certified copy of the Restated Certificate is attached hereto as
Exhibit 3.01.

ITEM 9.01.      FINANCIAL STATEMENTS AND EXHIBITS

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits

     3.01    Amended and Restated Certificate of Incorporation of the Registrant

SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 27, 2006

                               MIDNIGHT HOLDINGS GROUP, INC.

                               By:  /s/ NICHOLAS A. COCCO
                                  ----------------------------------------------
                                    Name:  Nicholas A. Cocco
                                    Title: President and Chief Executive Officer